REVENUE, OTHER INCOME AND GAINS - Other Income and Gains (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Other income:
Finance income	$ 54,487	$ 8,182	$ 971
Government grants	2,731	2,434	1,736
Other	245	88	35
Total income	57,463	10,704	2,742
Gains:
Fair value gains on financial assets measured at fair value change through profit or loss	663	603	0
Other	0	742	317
Total gains	663	1,345	317
Total other income and gains	$ 58,126	$ 12,049	$ 3,059